                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 29, 2001


                            HFC Revolving Corporation
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                    333-84611-01            36-3955292
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

               2700 Sanders Road, Prospect Heights, Illinois 60070
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (847) 564-5000


Item 1. Changes in Control of Registrant.  Not Applicable.
Item 2. Acquisition or Disposition of Assets.  Not Applicable.
Item 3. Bankruptcy or Receivership.  Not Applicable.
Item 4. Changes in Registrant's Certifying Accountant.  Not Applicable.
Item 5. Other Events and Regulation FD Disclosure.


         It is expected that during November 2001, a series of certificates, entitled Closed-End Home Equity Loan Asset Backed Certificates, Series 2001-2 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement, to be entered into by and among HFC Revolving

Corporation (the "Registrant"), Household Finance Corporation, and Bank One, National Association. The offering and sale of certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-84611) and sold to certain underwriters pursuant to an underwriting agreement to be entered into by and between the Registrant and Banc of America Securities LLC, as representative of the underwriters.

         In connection with the expected sale of the Underwritten Certificates, the underwriters have advised the Registrant that they have furnished to prospective investors certain information attached hereto as exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

Item 6.  Resignations of Registrant's Directors.  Not Applicable.
Item 7.  Financial Statements and Exhibits.  Not Applicable.
Item 8.  Change in Fiscal Year.  Not Applicable.
Item 9.  Regulation FD Disclosure.  Not Applicable.

Exhibit

99.1 Copy of Computational Materials as provided by Banc of America Securities LLC to the Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   HFC REVOLVING CORPORATION


                                   By:   /s/  Steven H. Smith
                                       -----------------------------------------
                                          Steven H. Smith
                                          Vice President and Assistant Treasurer

                                INDEX TO EXHIBITS


99.1   Copy of Computational Materials as provided by Banc of America
       Securities LLC